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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report                              (Date of earliest event reported)

February 6, 2001                                     (February 6, 2001)


                              ebix.com, Inc.
        (Exact name of registrant as specified in its charter)


        Delaware                       0-15946                77-0021975
        --------                       -------                ----------
(State or other jurisdiction      (Commission File         (I.R.S. Employer
  of incorporation)                    Number)            Identification No.)


        1900 E. Golf Rd., Schaumburg, IL                            60173
---------------------------------------------------                 -----
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: 847-789-3047

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Item 5.   Other Events and Regulation FD Disclosure

     The Company issued a press release on February 6, 2001 regarding a non-binding memorandum of understanding with BRIT Insurance Holdings PLC, a specialist UK insurer and re-insurer.

     The press release is filed as Exhibit 99 hereto, incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99 Press Release on February 6, 2001 regarding a non-binding memorandum of understanding with BRIT Insurance Holdings PLC, a specialist UK insurer and re-insurer.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ebix.com, Inc.



                                     /s/ Richard J. Baum
                                     -------------------------------------
                                     Richard J. Baum
                                     Chief Financial Officer



Date: February 6, 2001

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                                 Exhibit Index

99 Press Release on February 6, 2001 regarding a non-binding memorandum of understanding with BRIT Insurance Holdings PLC, a specialist UK insurer and re-insurer.
